EXECUTION COPY                                                   EXHIBIT 10.1

                           FOURTH AMENDMENT AND WAIVER


               FOURTH AMENDMENT AND WAIVER, dated as of June 4, 2002 (this "Fourth Amendment"), to and under the Credit Agreement, dated as of February 13, 1998 (as amended, supplemented, or otherwise modified from time to time, the "Credit Agreement"), among NBC ACQUISITION CORP., a Delaware corporation ("Holdings"), NEBRASKA BOOK COMPANY, INC., a Kansas corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, a New York banking corporation (f/k/a The Chase Manhattan Bank), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -


               WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Borrower has requested that the Lenders amend and waive the Credit Agreement as set forth herein;

               WHEREAS, the Required Lenders or the Required Prepayment Lenders, as applicable, and the Administrative Agent are willing to agree to such amendment and waiver to and under the Credit Agreement, subject to the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, NHC (as defined below), Holdings, the Borrower, the Required Lenders or theRequired Prepayment Lenders, as the case may be, and the Administrative Agent hereby agree as follows:

               1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

               2. AMENDMENT TO SECTION 1.1 (DEFINITIONS). Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in its correct alphabetical order:

               "NHC": NEBRASKA HOLDINGS CORP.

               3. WAIVER OF SECTION 2.12 (MANDATORY PREPAYMENTS AND COMMITMENT REDUCTION). The Administrative Agent and the Required Prepayment Lenders hereby waive compliance with the provisions of Section 2.12(c) of the Credit Agreement solely to the extent that the Borrower shall have no obligation to make any prepayment or commitment reduction out of Excess Cash Flow for the fiscal year ending March 31, 2002 on the applicable Excess Cash Flow Application Date.

               4. AMENDMENT TO SECTION 6.7 (NOTICES). Section 6.7 of the Credit Agreement is hereby amended by (i) deleting the term "and" at the end of clause
(e) therein, (ii) deleting the "." at the end of clause (f) therein and substituting in lieu thereof the following: "; and" and (iii) adding the following clause (g) immediately after clause (f) therein:

               "(g) any sale or other disposition by the Primary Investors of any Capital Stock having ordinary voting power in the election of directors of Holdings."

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                                                                              2

               5. AMENDMENT TO SECTION 7.4 (LIMITATION ON FUNDAMENTAL CHANGES).
Section 7.4 of the Credit Agreement is hereby amended by (i) deleting the term "and" at the end of paragraph (a) thereof, (ii) deleting the period at the end of paragraph (b) thereof and substituting in lieu thereof the following: "; and", and (iii) inserting the following new paragraph (c) at the end of such
Section:

               "(c) NHC may be merged into Holdings pursuant to documentation reasonably satisfactory to the Administrative Agent, such that Holdings shall be the surviving corporation of such merger."

               6. AMENDMENT OF SECTION 7.7 (LIMITATION ON CAPITAL EXPENDITURES).
Section 7.7 of the Credit Agreement is hereby amended by deleting the term "$3,500,000" in paragraph (a) therein and substituting in lieu thereof the following: "$5,000,000".

               7. WAIVER OF SECTION 7.17 (LIMITATION ON ACTIVITIES OF HOLDINGS). The Administrative Agent and the Required Lenders hereby waive compliance with the provisions of Section 7.17(a) of the Credit Agreement to the extent, and only to the extent, necessary to permit NHC to be merged into Holdings, such that Holdings shall be the surviving corporation of such merger.

               8. AMENDMENT TO SECTION 8 (EVENTS OF DEFAULT). Section 8(j) of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and substituting in lieu thereof the following:

               "(iii) the Primary Investors shall cease to own legally and beneficially at least 51% of each outstanding class of Capital Stock having ordinary voting power in the election of directors of Holdings; or"

               9. REPRESENTATIONS AND WARRANTIES. (a) Each of Holdings and the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Fourth Amendment, no Default or Event of Default has occurred and is continuing.

               (b) NHC hereby represents and warrants that its only asset is the Capital Stock of Holdings and that it has no liabilities other than liabilities relating to (i) its ownership of Holdings and (ii) its existence as a corporation.

               10. EFFECTIVENESS. This Fourth Amendment shall become effective as of the date upon which (i) the Administrative Agent receives from the Borrower, for the account of each Lender that has executed and delivered this Amendment on or prior to June 4, 2002, an amendment fee equal to 0.05% of such Lender's Revolving Credit Commitment and Term Loans then outstanding and (ii) the Administrative Agent receives counterparts of this Fourth Amendment duly executed by NHC, Holdings, the Borrower and (x) with respect to the Amendments and Waiver set forth in paragraphs 2, 4, 5, 6, 7 and 8 herein, the Required Lenders and (y) with respect to the Waiver set forth in paragraph 3 herein, the Required Prepayment Lenders.

               11. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Fourth Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Loan Party that would require a waiver or consent of the Lenders or the Administrative

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Agent. Except as expressly amended hereby, the provisions of the Credit
Agreement are and shall remain in full force and effect.

               12. COUNTERPARTS. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

               13. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



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               IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed and delivered in New York, New York by their respective proper and duly authorized officers as of the day and year first above written.


                                      NEBRASKA HOLDINGS CORP., only with respect to Section 9(b) of the Fourth Amendment

                                      By:  /s/  Alan G. Siemek
                                           -------------------
                                         Name:  Alan G. Siemek
                                         Title:  Secretary


                                      NBC ACQUISITION CORP.

                                      By:  /s/  Alan G. Siemek
                                           -------------------
                                         Name:  Alan G. Siemek
                                         Title:  Treasurer


                                      NEBRASKA BOOK COMPANY, INC.

                                      By:  /s/  Alan G. Siemek
                                           -------------------
                                         Name:  Alan G. Siemek
                                         Title:  Treasurer


                                      JPMORGAN CHASE BANK,
                                       as Administrative Agent and as a Lender

                                      By:  /s/  Robert A. Krasnow
                                           ----------------------
                                         Name:  Robert A. Krasnow
                                         Title:  Vice President

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                                                                              5



                                      ABN AMRO Bank N.V.
                                      -------------------
                                      Name of Lender

                                      By:  /s/  K. Daniel Straff
                                           ---------------------
                                         Name:  K. Daniel Straff
                                         Title:  Group Vice President

                                      By:  /s/  John M. Pastore
                                           --------------------
                                        Name:  John M. Pastore
                                        Title:  Assistant Vice President


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                                                                              6


                                      ELC (Cayman) Ltd.
                                      -----------------
                                      Name of Lender

                                      By:  Institutional Debt Management, Inc.,
                                      as Collateral Manager


                                      By:  /s/  Michael Audino
                                         -----------------------
                                         Name:  Michael Audino
                                         Title:  Vice President

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                                                                              7


                                      ELC (Cayman) Ltd. 1999-II
                                      -------------------------
                                      Name of Lender

                                      By:  Institutional Debt Management, Inc.,
                                      as Collateral Manager

                                      By:  /s/  Michael Audino
                                         ------------------------
                                         Name:  Michael Audino
                                         Title:  Vice President




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                                                                              8


                                      ELC (Cayman) Ltd. 1999-III
                                      --------------------------
                                      Name of Lender

                                      By:  Institutional Debt Management, Inc.,
                                      as Collateral Manager

                                      By:  /s/  Michael Audino
                                         ------------------------
                                         Name:  Michael Audino
                                         Title:  Vice President




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                                                                              9


                                      GE Capital Corporation
                                      ----------------------
                                      Name of Lender

                                      By:  /s/  T.J. Williams
                                           ------------------
                                         Name:  T.J. Williams
                                         Title:  Authorized Signatory





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                                                                              10


                                      National City Bank
                                      ------------------
                                      Name of Lender

                                      By:  /s/  Peter W. Richer
                                           --------------------
                                         Name:  Peter W. Richer
                                         Title:  Vice President




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                                                                              11


                                      TRYON CLO Ltd. 2000-I
                                      ----------------------
                                      Name of Lender

                                      By:  Institutional Debt Management, Inc.,
                                      as Collateral Manager

                                      By:  /s/  Michael Audino
                                         ------------------------
                                         Name:  Michael Audino
                                         Title:  Vice President




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                                                                              12


                                      U.S. Bank National Association
                                      -------------------------------
                                      Name of Lender

                                      By:  /s/  David Shapiro
                                         ------------------------
                                         Name:  David Shapiro
                                         Title:  Vice President





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                                                                              13


                                      Van Kampen Prime Rate Income Trust
                                      ----------------------------------
                                      Name of Lender

                                      By:  Van Kampen Investment Advisory Corp.

                                      By:  /s/  Christina Jamieson
                                           -----------------------
                                         Name:  Christina Jamieson
                                         Title:  Vice President




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                                                                              14


                                      Wells Fargo Bank
                                      ----------------
                                      Name of Lender

                                      By:  /s/  T. Bancroft Mattei
                                           -----------------------
                                         Name:  T. Bancroft Mattei
                                         Title:  Assistant Vice President